ADDvantage Technologies Group, Inc.
                                 1605 East Iola
                          Broken Arrow, Oklahoma 74012

________________________________________________________________________________

                            NOTICE OF ANNUAL MEETING
________________________________________________________________________________

         Date:    Thursday, March 4, 2004

         Time:    10:00 a.m.

         Place: Corporate Office of ADDvantage Technologies Group, Inc. 1605 E. Iola,
                  Broken Arrow, Oklahoma

Matters to be voted on:

1.   Election of five directors.

2. Ratification of the appointment of Tullius Taylor Sartain & Sartain LLP as our independent auditors for 2004.

3.   Any other business properly brought before the shareholders at the meeting.


                       By Order of the Board of Directors,

                        /s/ Lynnwood R. Moore, Jr.
                        ---------------------------------
                        Lynnwood R. Moore, Jr., Secretary

February 9, 2004

________________________________________________________________________________

                                     CONTENTS
                                                         Page
                                                         ____

General Information About Voting                           2
Stock Ownership                                            3
Proposal No. 1:  Election of Directors                     4
Proposal No. 2:  Appointment of Independent Auditors      10
Shareholder Proposals for 2005 Annual Meeting             11
Other Matters                                             11
Appendix A:  Audit Committee Charter                      12

________________________________________________________________________________


                                 PROXY STATEMENT

     Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the annual meeting and was prepared by our management for the board of directors. This proxy statement is first being sent to shareholders on or about February 10th, 2004. Please note that our annual report accompanies this mailing of the proxy statement.

                                                                   2
                       ADDvantage Technologies Group, Inc.
                                 1605 East Iola
                          Broken Arrow, Oklahoma 74012

                     PROXY STATEMENT FOR 2004 ANNUAL MEETING

                        GENERAL INFORMATION ABOUT VOTING


Who can vote?

     You can vote your shares of common stock if our records show that you owned the shares on January 23, 2004. A total of 10,022,484 shares of common stock can vote at the annual meeting. You get one vote for each share of common stock. We do not recognize cumulative voting for the election of our directors. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?

     Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote for each of the five directors and for the ratification of Tullius Taylor Sartain & Sartain as independent auditors.

What if other matters come up at the annual meeting?

     The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

     Yes. At any time before the vote on a proposal, you can change your vote either by giving our secretary a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. Attendance at the annual meeting will not, by itself, revoke your proxy card.

Can I vote in person at the annual meeting rather than by completing the proxy card?

     Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

     If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

     We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card. Votes will be tabulated by an inspector of election appointed by our board of directors. Abstentions from voting, which you may specify on the ratification of the appointment of Tullius, Taylor, Sartain & Sartain as independent auditors, will have the effect of a negative vote.

     If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (so called "broker nonvotes"), the nominee cannot vote them on any proposal. Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on the election of directors or to ratify the appointment of Tullius Taylor Sartain & Sartain LLP as our independent auditors.

Who pays for this proxy solicitation?

     The accompanying proxy is solicited by and on behalf of our board of directors, and the entire cost will be paid by us. In addition to sending you these materials, some of our employees may contact you by telephone, by mail or in person. None of these employees will receive any extra compensation for doing this, but they may be reimbursed for their out-of-pocket expenses incurred while assisting us in soliciting your proxy.

                                 STOCK OWNERSHIP

     The following table shows the number of shares of common stock or preferred stock beneficially owned (as of January 23, 2004) by:

o each person known by us who beneficially owns more than 5% of any class of our voting stock;

o    each director and nominee for director;

o    each executive officer named in the Summary Compensation Table on page 7;
     and

o    our directors and executive officers as a group.

Except as otherwise indicated, the beneficial owners listed in the table have sole voting and investment powers of their shares.

                                                         Beneficial Ownership

                                                                Number of               Number of
                                   Number of                   Shares of                Shares of
                                   Shares of                   Series A                 Series B
                                   Common                      Preferred                Preferred
                                   Stock          Percent      Stock          Percent   Stock          Percent
          Name and Address of      Beneficially   of           Beneficially   of        Beneficially   of
          Beneficial Owner         Owned (1)      Class (1)    Owned (2)      Class     Owned          Class
_________________________________________________________________________________________________________________

          Gary W. Young (5)          160,708 (3)     1.6%         -0-       -0-        -0-         -0-
          5905 S. Knoxville Ave.
          Tulsa, OK 74135

          David E. Chymiak         4,183,900 (4)    41.7%       100,000    50.0%     150,000      50.0%
          1605 E. Iola
          Broken Arrow, OK 74012

          Kenneth A. Chymiak (6)   3,971,000 (4)    39.6%       100,000    50.0%     150,000      50.0%
          1605 E. Iola
          Broken Arrow, OK 74012

          Stephen J. Tyde             21,000 (4)       *           -0-       -0-        -0-         -0-
          1900 Sandwedge Place
          Wilmington, NC 28405

          Freddie H. Gibson            4,000 (4)       *           -0-       -0-        -0-         -0-
          8008 S. Erie Avenue
          Tulsa, OK 74136

          All Executive Officers   8,340,608 (7)    83.2%       200,000     100%     300,000       100%
          and Directors as a
          group (5 persons)
_____________________________

*  Less than one percent.

(1) Shares which an individual has the right to acquire within 60 days pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table or the percentage ownership of all officers and directors as a group.

(2) Each share of Series A Cumulative Convertible Preferred Stock is convertible into 10 shares of our common stock.

(3) Includes 29,000 shares subject to stock options which are fully exercisable.

(4)  Includes 4,000 shares subject to stock options which are fully exercisable.

(5) All of the shares beneficially owned by Mr. Young are held of record by the GWYSEY General Partnership jointly owned by Mr. Young and his wife.

(6) All of the shares beneficially owned by Mr. Chymiak are held of record 50.5% by him as trustee of the Ken Chymiak Revocable Trust and 49.5% by his wife as trustee of the Susan Chymiak Revocable Trust. Mr. Chymiak disclaims beneficial ownership of the shares held by his wife.

(7) Includes 45,000 shares subject to stock options which are fully exercisable.


                                 PROPOSAL NO. 1
                              Election Of Directors

     Our entire board of directors will be elected at the annual meeting. The directors will be elected for one-year terms expiring at the next annual meeting. Our bylaws provide that our board shall consist of not less than one nor more than nine directors, as determined from time to time by board resolution. Our board has established the number of directors at five.

     Vote Required. The five nominees receiving the highest number of votes will be elected. Votes withheld for a nominee will not be counted. You get one vote for each of your shares of common stock for each of the directorships.

     Nominations. At the annual meeting, we will nominate as directors the persons named in this proxy statement. Although we do not know of any reason why one of these nominees might not be able to serve, our board of directors will propose a substitute nominee if any nominee is unavailable for election.

     General Information About the Nominees. All of the nominees are currently directors of ADDvantage. Each has agreed to be named in this proxy statement and to serve as director if elected. The ages listed for the nominees are as of January 23, 2004.

David E. Chymiak              Director since 1999

     David E. Chymiak, 58, has been the Chairman of our board since 1999. He is also the President and a director of our wholly owned subsidiary, TULSAT Corporation, which he and Kenneth A. Chymiak acquired in 1985. David E. Chymiak is the brother of Kenneth A. Chymiak, our President and CEO.

Kenneth A. Chymiak            Director since 1999

     Kenneth A. Chymiak, 57, has been our President and Chief Executive Officer since 1999. He has also been the Executive Vice President and a director of our wholly owned subsidiary, TULSAT Corporation, which he acquired with David E. Chymiak in 1985, since 1985. Kenneth A. Chymiak is the brother of David E. Chymiak, our Chairman of the Board since 1999.

Freddie H. Gibson             Director since 1999

     Freddie H. Gibson, 56, has been with the Heat Transfer Equipment Company in Tulsa, Oklahoma since 1988. First as CEO, he has served since 1994 as the President with responsibilities for the financial and accounting controls, financial reporting, management of staff coordination and short and long-term planning. Previously, Mr. Gibson had been President of Interactive Computer Systems from 1980-1988. Also, he was the Controller and Systems Manager for two other companies and began his career with Arthur Andersen & Co. in their administrative services division. Mr. Gibson holds a Bachelor of Science degree in Business Administration from Oklahoma State University, graduating with honors.

Stephen J. Tyde               Director since 1999

     Stephen J. Tyde, 57, is the founder of The Pump & Motor Works, Inc., a re-manufacturer of industrial pumps, motors, transformers and switchgear (to 20,000 hp). After 20 years in the turbo machinery business, Mr. Tyde started The Pump & Motor Works in 1989 and developed it to a multi-million dollar operation before his divestiture in 2001. During that time, Mr. Tyde oversaw all aspects of the company and retained personal responsibility for financial planning, reporting and controls. He continues to serve on a part time basis as Vice President. Mr. Tyde is currently the sole owner and COO of P&MW Holding, Inc., an industrial real estate company. Steven J. Tyde received an undergraduate degree in Business Administration from The Ohio State University, a Masters Degree in Business Administration from George Washington University, and has studied engineering at the University of Pittsburgh.

Gary W. Young                 Director since 1990

     Gary W. Young, 62, served as our Executive Vice President - Finance and Administration from 1990-1999. He is also the owner and President of Young Ideas Inc., a financial consulting and investment company he founded in 1987.

     Committees of the Board. The board of directors has two committees, the Audit Committee and the Compensation Committee. The following chart describes the function and membership of each committee and the number of times it met during our fiscal year ended September 30, 2003:

                           Audit Committee - 1 Meeting

Functions                                                            Members
_________                                                          _________________
o    Reviews qualifications of our independent auditors and        Gary W. Young
     makes recommendations to our board about our independent
     auditors                                                      Freddie H. Gibson

o    Reviews scope and results of audits with independent          Stephen J. Tyde
     auditors, compliance with any of our accounting policies
     and procedures and the adequacy of our system of internal
     controls

o    Oversees quarterly reporting

o Performs the other functions listed in the Charter of the Audit Committee adopted by our board which is attached hereto as Appendix A and which may be found on our website at www.addvantagetech.com.

Report of the Audit Committee
_____________________________

     The Audit Committee of our board of directors is comprised of three directors who are not officers of the Company. Under currently applicable rules, all members are "independent" as defined under the American Stock Exchange listing standards. The Audit Committee reviews our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

     In connection with its function to oversee and monitor our financial reporting process, the Audit Committee has done the following:

- reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2003, with management;

- discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees);

- received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees)) and has discussed with the independent accountant the independent accountant's independence; and

- based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-KSB for fiscal year 2003 for filing with the Securities and Exchange Commission.

     Gary W. Young             Freddie H. Gibson       Stephen J. Tyde

Audit Committee Financial Expert
________________________________

     The Securities and Exchange Commission has adopted rules pursuant to the provisions of the Sarbanes-Oxley Act requiring audit committees to include an "audit committee financial expert", defined as a person who has the following attributes:

     1) an understanding of generally accepted accounting principles and financial statements;

     2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

     3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

     4)   an understanding of internal control over financial reporting; and

     5)   an understanding of audit committee functions.

An individual will have to possess all of the attributes listed above to qualify as an audit committee financial expert. The Audit Committee member currently serving in this capacity is Stephen J. Tyde, an independent director.


                       Compensation Committee - No Meeting

Functions                                                                       Members
__________                                                                      ________

o    Reviews and monitors performance of our                                    Gary W. Young
     officers
                                                                                Freddie H. Gibson
o    Approves compensation and benefits programs
     of our officers                                                            Stephen J. Tyde

           Corporate Governance and Nominating Committee - No Meeting

Functions                                                                       Members
_________                                                                       _______

o    Provides oversight of the governance of the board of directors             Gary W. Young

o    Makes recommendations to the board as a whole concerning board size,
     make-up structure and compensation                                         Freddie H. Gibson

o    Identifies individuals qualified to become board members

o    Selects or recommends that the board select the director nominees for      Stephen J. Tyde
     the annual meeting of shareholders

o Recommends to the whole board nominees for the positions of Chairman of the Board, chairmen of the various committees of the board, and members of the various committees of the board

     The Corporate Governance and Nominating Committee has adopted a policy with regard to the consideration of director candidates recommended by stockholders. The Corporate Governance and Nominating Committee will consider director candidates recommended by any stockholder holding 10,000 shares of our common stock for at least 12 months prior to the date of submission of the recommendation or nomination. Additionally, a recommending stockholder shall submit a written statement in support of the candidate, particularly within the context of the criteria for board membership, including issues of character, judgment, age, independence, expertise, corporate experience, length of service, other commitments and the like, personal references, and a written indication by the candidate of his/her willingness to serve, if elected, and evidence of the nominating person's ownership of our stock sufficient to meet any applicable stock ownership requirements set forth in our corporate governance guidelines.

     A stockholder that instead desires to nominate a person directly for election to the board must meet the deadlines and other requirements set forth in the Company's Bylaws and the rules and regulations of the Securities and Exchange Commission.

     The Corporate Governance and Nominating Committee's criteria and process for evaluating and identifying the candidate that it selects, or recommends to the full board for selection, as director nominees, are: (i) regular review of composition and size of the Board; (ii) review of qualifications of candidates properly recommended or nominated by any qualifying stockholder; (iii) evaluation of the performance of the board and qualification of members of the board eligible for re-election: and (iv) consideration of the suitability of each candidate, including current members of the board, in light of the size and composition of the board. After such review and consideration, the Corporate Governance and Nominating Committee will recommend a slate of director nominees.

     While the Corporate Governance and Nominating Committee has not established specific minimum requirements for director candidates, the committee believes that candidates and nominees must reflect a board that is comprised of directors who: (i) are predominantly independent; (ii) are of high integrity; (iii) have qualifications that will increase overall board effectiveness; and (iv) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

     The Corporate Governance and Nominating Committee is comprised of three directors who are not officers of the Company. Under currently applicable rules, all members are "independent" as defined under the American Stock Exchange listing standards. A copy of the Corporate Governance and Nominating Committee Charter is posted on our website at www.addvantagetech.com.

                                 Board Meetings

     Our board held two meetings during fiscal 2003 (and took action by unanimous written consent four times). Each director attended all meetings of the board and the committees on which he served.

              Stockholder Communication with the Board of Directors


     Communication with the board of directors should be directed to the attention of Stephen J. Tyde. Written correspondence to Mr. Tyde may be delivered to our executive offices, 1605 East Iola, Broken Arrow, Oklahoma, 74012. All security holder communications directed to Mr. Tyde will be promptly forwarded to him. All board members are encouraged, but not required, to attend our annual meeting. Last year, all six board members attended our annual meeting.


                                 Code of Ethics

     We have adopted a Code of Business Conduct and Ethics which is applicable to all of our directors, officers and employees. A copy of our Code of Business Conduct and Ethics is posted on our website at www.addvantagetech.com.

                            Compensation of Directors

     We pay our three non-employee directors $500 for each board meeting and $250 for each committee meeting the director attends. In addition, directors are eligible to receive awards of options to purchase 1,000 shares of our common stock each year after the annual shareholders meeting. We reimburse all directors for out-of-pocket expenses incurred by them in connection with their service on our board and any board committee. During the fiscal year ended September 30, 2003, each of the three non-employee directors received a director's fee of $1,250. All of the directors received an award of stock options to purchase 1,000 shares of common stock at an exercise price of $1.65 per share. Directors who were our employees received no additional cash compensation for their services on our board of directors.

              Certain Relationships and Related Party Transactions

     Chymiak Investments, L.L.C., which is owned by David E. Chymiak our Chairman of the Board and Kenneth A. Chymiak our President and Chief Executive Officer and a director, purchased from our wholly owned subsidiary TULSAT Corporation on September 30, 1999 the real estate and improvements comprising the headquarters and a substantial portion of the other office and warehouse space of TULSAT Corporation for a price of $1,286,000. The price represents the appraised value of the property less the sales commission and other sales expenses that would have been incurred by TULSAT Corporation if it had sold the property to a third party in an arm's-length transaction. TULSAT Corporation entered into a five-year lease commencing October 1, 1999 with Chymiak Investments, L.L.C. covering the property. Lease payments for 2003 and 2002 were $353,000 and $330,000, respectively.

     On June 26, 2001, ADDvantage Technologies Group of Texas, a subsidiary of the Company, borrowed $150,000 from Chymiak Investments, L.L.C for the purchase of a building containing office and warehouse space at the location in Texas. The note is payable at 7.5% over 10 years. Total interest paid in 2003 and 2002 was $9,869 and $10,694, respectively.

     In fiscal 2002, ADDvantage Technologies Group of Missouri, a subsidiary of the Company, completed additions at its location in Missouri and financed $342,000 from Chymiak Investments, L.L.C for a building comprising of office and warehouse space. The note is payable at 7.5% over 10 years. Total interest paid in 2003 and 2002 was $23,371 and $21,657, respectively.

     Chymiak Investments Inc., which is owned by Kenneth A. Chymiak and his wife, Susan C. Chymiak, owns three other properties leased to TULSAT Corporation for five-year terms all ending in 2004. Lease payments for these properties for 2003 and 2002 were $108,000 each year.

     We have outstanding, unsecured stockholder loans of $800,000. Of this amount, $650,000 is payable to revocable trusts for the benefit of Kenneth A. Chymiak and his wife and $150,000 is payable to David E. Chymiak. The interest rate on the notes is one and one-quarter percentage point below the Chase Manhattan Bank Prime, which is the same rate as our bank line of credit. The current rate on the notes is 2.75% and the total interest paid on the notes was $30,323 in 2003 and $47,352 in 2002.

     Future minimum lease payments under the above leases with Chymiak Investments, L.L.C. and Chymiak Investments Inc. are as follows:

                           2004                                384,840
                           2005                                105,840
                           2006                                 17,640
                                                             _________
                                                             $ 508,320
                                                             =========

Related party rental expense under these 8 leases for the years ended September 30, 2003 and 2002 totaled $461,000 and $438,000, respectively.

             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock to report their initial ownership of our common stock and any subsequent changes in that ownership to the SEC and to furnish us with a copy of each of these reports. SEC regulations impose specific due dates for these reports and we are required to disclose in this proxy statement any failure to file by these dates during fiscal 2003.

     To our knowledge, based solely on the review of the copies of these reports furnished to us and written representations that no other reports were required, during and with respect to fiscal 2003, all Section 16(a) filing requirements applicable to our executive officers, directors and more than 10% shareholders were complied with.

                           Summary Compensation Table
                               Executive Officers


                                   Annual Compensation
                                   ____________________
                                                                                  Long-Term Compensation
                                                                   Other          Number
                                                                   Annual         of Shares
                                                                   Compen-        Under-lying
Name and                                    Salary     Bonus       sation         Options
Principal Position                 Year     ($)(1)      ($)        ($) (2)        Granted
__________________                 ____     _______    _____       _______        _______

David E. Chymiak                   2003     225,000     -0-        10,240          1,000
   Chairman                        2002     225,000     -0-        10,000          1,000
                                   2001     213,463     -0-         8,500          1,000

Kenneth A. Chymiak                 2003     225,000     -0-        10,240          1,000
   President and                   2002     225,000     -0-        10,000          1,000
   Chief Executive Officer         2001     213,463     -0-         8,500          1,000

     ________________
(1) These amounts represent the salaries paid to these officers by TULSAT Corporation, our wholly owned subsidiary.
(2) Other annual compensation represents, in 2003, 2002, and 2001 our contributions on behalf of each of the individuals to our 401(k) Plan.

                        Option Grants During Fiscal 2003

The following table sets forth information regarding options granted during fiscal 2003 to named executive officers.

                                            % of Total Options
                         Number of Shares   Granted to
                         Underlying         Employees in
  Name                   Options Granted    Fiscal Year        Exercise Price ($/Sh)     Expiration Date
  ____                   _______________    ___________        ____________________      _______________

  Kenneth A. Chymiak        1,000             7.7%                 $ 1.65                     3/1/13
  David E. Chymiak          1,000             7.7%                 $ 1.65                     3/1/13

                    Option Exercises and Year-End Value Table

     There were no stock options exercised by the named executive officers during fiscal 2003. The following table sets forth information regarding the value of unexercised stock options held by each of the named executive officers as of the year ended September 30, 2003.

                              Number of                     Number of Shares of Common Stock     Value of Unexercised
                              Shares                        Underlying Unexercised Options at    In-the-Money Options at
                              Acquired on       Value       September 30, 2003                   September 30, 2003
  Name                        Exercise         Realized     Exercisable  Unexercisable           Exercisable  Unexercisable
  ____                        ____________     ________     ___________  _____________           ___________  _____________

  Kenneth A. Chymiak               -               -          4,000            -                     $8,115         -
  David E. Chymiak                 -               -          4,000            -                     $8,115         -

                                 PROPOSAL NO. 2
                       Appointment Of Independent Auditors

     We recommend that you vote for the ratification of the appointment of Tullius Taylor Sartain & Sartain LLP.

     We have appointed the accounting firm of Tullius Taylor Sartain & Sartain LLP as our independent auditors to examine our financial statements for the fiscal year ending September 30, 2004. Tullius Taylor Sartain & Sartain LLP has been our independent auditor since 1994. Our Audit Committee has considered whether the provision of the tax services and other services of Tullius Taylor Sartain & Sartain LLP are compatible with maintaining their independence and have determined that they are. Fees paid to the firm in relation to fiscal 2003 and 2002 were as follows:


                   Fee Category                             2003        2002
                   ____________                         _________   __________

                   Audit Fees                           $  41,750   $  44,775
                   Audit-Related Fees                       4,175           -
                   Tax Fees                                40,190           -
                   All Other Fees                             750           -
                                                        ----------- ---------
                  Total                                 $  86,865   $  44,775
                                                        =========== =========


     Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Tullius Taylor Sartain & Sartain LLP in connection with statutory and regulatory filings or engagements.

     Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." These services include consultation and review of the Company's responses to ordinary and routine inquiries by the SEC.

     Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and representation pursuant to an examination by the Internal Revenue Service.

     All Other Fees. Consists of fees billed for preparation and presentation of information regarding the Sarbanes-Oxley Act to the Company's audit committee.

     A resolution to ratify their appointment will be presented at the annual meeting. A majority of the votes cast must vote in favor to ratify the appointment. If the shareholders do not ratify the appointment, we will reconsider our selection of Tullius Taylor Sartain & Sartain LLP. Although your ratification of the appointment of our independent auditors is not required, we are submitting the appointment of Tullius Taylor Sartain & Sartain LLP for your ratification as a matter of good corporate practice.

     A representative of Tullius Taylor Sartain & Sartain LLP will be present at the annual meeting. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.



                  SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     If you want to include a shareholder proposal in the proxy statement for the 2005 annual meeting, it must be delivered to our executive offices, 1605 East Iola, Broken Arrow, Oklahoma, 74012, on or before October 13, 2004. In addition, if you wish to present a proposal at the 2005 annual meeting that will not be included in our proxy statement and you fail to notify us by December 27, 2004, then the proxies solicited by our board for the 2005 annual meeting will include discretionary authority to vote on your proposal in the event that it is properly brought before the meeting.


                                  OTHER MATTERS

     At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than the proposals discussed above. If other proposals are properly brought before the meeting, any proxies returned to us will be voted as the proxyholders see fit.

     You can obtain a copy of our Annual Report on Form 10-KSB for the year ended September 30, 2003 at no charge by writing to us at 1605 East Iola, Broken Arrow, Oklahoma, 74012. This document and other information may also be accessed from our website at www.addvantagetech.com.

                                   APPENDIX A

                       ADDVANTAGE TECHNOLOGIES GROUP, INC.
                             AUDIT COMMITTEE CHARTER


Purpose
_______

The Audit Committee is to act on behalf of the Board of Directors to provide effective oversight of

o the financial reporting process and adequacy of internal financial and accounting controls,

o    relationships with external and internal auditors, and

o    financial compliance issues.

In fulfilling these purposes, the Audit Committee shall have the duties, powers and authority specified in this charter.

Composition and Independence
____________________________

The Audit Committee shall consist of no fewer than three Directors, all of whom shall be independent as determined by the Board. Each member shall, in the judgment of the Board, be able to read and understand fundamental financial statements, or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have, in the judgment of the Board, financial or accounting expertise.

Operating Principles
____________________

     1. The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall have the authority to engage and determine funding for independent counsel and other advisors.

     2. The Audit Committee shall meet at least four times per year or more frequently as circumstances require.

Committee Authority and Responsibility
______________________________________

In fulfilling its duties and responsibilities, the Audit Committee shall engage in the following activities:

     1. Review and approval of the Corporation's annual financial statements, annual reports, registration statements, and material amendments to any of them, as filed with the Securities and Exchange Commission, and make recommendations to the Board regarding the Directors' execution of them.

     2. Discuss with management, internal auditors, and external auditors the effectiveness of the Corporation's system of internal controls for detecting accounting and financial reporting errors, fraud, legal violations and noncompliance with laws and regulations and the code of conduct. In this regard, the Committee shall review and advise the Board with respect to the Corporation's policies and procedures designed to promote compliance with applicable laws and regulations including any material reports or inquiries received from regulators or government agencies.

     3. Establish and maintain procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditory matters; and (ii) the confidential or anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

     4. Determine annually the public accounting firm to be the external auditor for the Company, and approve the appointment, compensation, and services of the auditor. The appointed external auditor shall report directly to the Committee, and shall provide copies of annual comments on accounting procedures and systems of control.

     5. Evaluate the independence of the external auditor. The Audit Committee shall receive from the outside auditor(s) a formal written statement delineating all relationships between the auditor(s) and the Corporation, consistent with Independence Standards Board Standard 1, and it is the Audit Committee's responsibility to actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking or recommending that the full board take, appropriate action to oversee the independence of the outside auditor.

     6. Review, at least annually, the then current and future programs of the Company's internal audit department, including the procedure for assuring implementation of accepted recommendations made by the auditors.

     7. Review the status of compliance with laws, regulations and internal procedures. Contingent liabilities and risks that may be material to the Company, the scope and status of systems designed to assure Company compliance with laws, regulations and internal procedures, through receiving reports from management, legal counsel and other third parties as determined by the Committee on such matters, as well as major legislative and regulatory developments which could materially impact the Company's contingent liabilities and risks.